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                                                                   EXHIBIT 10.29

    ________________________________________________________________________
   |                                                                        |
   | Confidential treatment has been requested for portions of this exhibit.|
   | The copy filed herewith omits the information subject to the           |
   | confidentiality request. Omissions are designated as *****. A complete | | version of this exhibit has been filed separately with the Securities |
   | and Exchange Commission.                                               |
   |________________________________________________________________________|


                      MANUFACTURING AND SUPPLY AGREEMENT

                                    between

                              Novoste Corporation
                         3890 Steve Reynolds Boulevard
                               Norcross, GA 30093
         represented by its Vice President of Manufacturing Don Webber

                     - hereinafter referred to as NOVOSTE -

                                      and

                    BEBIG Isotopen- und Medizintechnik GmbH
        d/b/a so far as BEBIG Isotopentechnik und Umweltdiagnostik GmbH
                             Robert-Rossle-Str. 10
                                 D-13125 Berlin

     represented by its General Managers Dr. Andre Heb and Dr. Gunnar Mann

                      - hereinafter referred to as BEBIG -



Preamble

1. NOVOSTE produces medical devices and has developed a catheter based device for the delivery of radiation seeds to the site of restenotic lesions in coronary arteries for the inhibition and prevention of restenosis (hereinafter referred to as "Restenosis Device").

2. BEBIG manufactures radioactive sealed Strontium-90 Seed sources (BEBIG Product Code SrO.SO3) in units called seed-trains usable in the Restenosis Device (hereinafter referred to as "Product" or "Seed-Trains").

3. The parties hereto concluded an Agreement under the term RESTENOSIS THERAPY PROJECT DEVELOPMENT AND SUPPLY AGREEMENT dated November 14, 1994, amended by the FRAME AGREEMENT CONTAINING PURCHASE ORDER PROVISION AND INVESTMENT GRANT (hereinafter referred to as the "Framework Agreement"), dated November 15, 1996, dealing et. al. with the supply of the Product to NOVOSTE.

4. Additionally BEBIG granted an option to purchase all of BEBIG's tangible and intangible assets required for the production of the Product under an agreement called the OPTION TO PURCHASE ASSETS AGREEMENT dated August 22, 1995 (hereinafter referred to as the "Purchase Option Agreement").

5. Both the Framework Agreement and the Purchase Option Agreement were amended by the AMENDMENT TO FRAMEWORK AGREEMENT AND SECURITY AGREEMENT (hereinafter referred to as "Amendment 1") dated July 23, 1998, dealing inter alia with the transfer of certain assets required for the manufacturing of the Product as security collateral to NOVOSTE.

6. Finally the parties hereto concluded a 2. AMENDMENT TO THE FRAMEWORK AGREEMENT AND SECURITY AGREEMENT dated February 11, 2000.

7. Both parties intend to continue their cooperation on the basis of the considerations described hereinafter.

8. THEREFORE, in the light of the above, both parties agree to the following MANUFACTURING AND SUPPLY AGREEMENT (hereinafter referred to as the "Agreement"):


(S)1 Previous Agreements

1.   Validity of Previous Agreements: The parties mutually agree that this
     -------------------------------
     Agreement supersedes all agreements mentioned above (collectively referred to as "Previous Agreements"). These Previous Agreements shall no longer be valid after the Effective Date of this Agreement and all rights and claims, whether existing or contingent, whether known or unknown, shall finally and fully be released and settled. All payments that have been made by

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     ________________________________________________________________________
    |                                                                        |
    | *****Certain information on this page has been omitted and filed       |
    | separately with the Securities and Exchange Commission. Confidential | | treatment has been requested with respect to the omitted portions. |
    |________________________________________________________________________|



     NOVOSTE to BEBIG under this Previous Agreements shall be and remain the sole property of BEBIG and NOVOSTE shall not be entitled to reclaim these payments.

2.   Waiver of the Option: NOVOSTE waives in particular its option to acquire
     --------------------
     the assets as specified in section 1 of the Purchase Option Agreement. In this regard the option fee of one hundred thousand dollars (US$100,000) as specified in section 2 of the Purchase Option Agreement that has been paid by NOVOSTE to BEBIG shall be and remain the sole property of BEBIG and NOVOSTE shall not be entitled to reclaim this payment.

3.   Retransfer of Security Collateral: Additionally with the execution of this
     ---------------------------------
     Agreement NOVOSTE retransfers the title in the Security Collateral A and B as defined in par. 2 of section B of Amendment 1 to BEBIG. The parties mutually agree that the investment contribution of an aggregate sum of DM 2,500,000 paid by NOVOSTE in respect to the Framework Agreement and the Amendment 1 shall be and remain the sole property of BEBIG and NOVOSTE shall not be entitled to reclaim this payment. In respect to the retransfer of the title in the Security Collateral NOVOSTE promises to hold BEBIG harmless from any debts, liabilities or obligations incurred in connection with the transfer of the Security Collateral.

4.   Offset License Fee Payments: Two prepaid offset license fee payments for
     ---------------------------
     the year 2000 for a total of 354.670 USD have been made by NOVOSTE to BEBIG. These prepayments are not subject to refund or return to NOVOSTE by BEBIG.


(S)2 Manufacturing and Supply of the Product

1.   Manufacture and Sale of Product: During the Term, BEBIG shall manufacture
     -------------------------------
     and sell the Product to NOVOSTE, in accordance with the terms and conditions of this Agreement as specified below and in quantities specified in NOVOSTE's purchase orders. The obligation to supply NOVOSTE is limited to a production capacity of ***** Seed-Trains per year with a maximum of ***** individual Seed sources unless otherwise agreed in writing. In 2001 the production capacity is limited to ***** Seed sources per week. BEBIG will exert a maximum and best effort to meet NOVOSTE's actual purchase requirements above the foregoing commitments.

2.   Forecast: NOVOSTE shall provide to BEBIG a rolling forecast for Seed-Train
     --------
     delivery requirements for 12-month periods, the first such forecast to be delivered to BEBIG within 30 days of the date of execution of this Agreement and subsequent rolling and updated forecasts to be delivered to BEBIG each 90 days thereafter during the term of this Agreement and any extensions thereof.

3.   Purchase Orders: NOVOSTE shall submit firm purchase orders to BEBIG from
     ---------------
     time to time, but not later than three (3) months before the established Date of Delivery of Seed-Trains. NOVOSTE may exceed the forecast requirements set forth in the 12-month rolling forecasts, in which case BEBIG will do its best effort to fulfil NOVOSTE's orders.

4.   Quality Assurance: BEBIG warrants and represents that the Product supplied
     -----------------
     by BEBIG under this Agreement will be manufactured in accordance with all applicable ISO 9000 and EN46000 regulations. BEBIG shall notify NOVOSTE of any proposed or planned changes in the manufacturing processes or components of the Product, and shall not implement such changes until such time as NOVOSTE approves the proposed or planned changes, in writing. In addition, BEBIG agrees to have implemented a quality control system and procedures as shall be appropriate to assure compliance with the requirements of International Standards. NOVOSTE has the right to supervise the agreed upon quality and shall be entitled to inspect the facility in which any part of the Product is been manufactured upon one (1) week's prior notice.

5.   Terms of Use of the Trains: NOVOSTE agrees not to have a Seed-Train in
     --------------------------
     clinical use after a period of 18 months from the Date of Manufacturing of any such Seed-Train, as evidenced by the manufacturer's certificate. BEBIG will deliver the Seed-Trains to NOVOSTE within 30 days after the Date of Manufacturing. The time for Use of the Seed-Trains in the clinic shall not exceed a period of 12 months.

6.   Use of existing manufacturing line: BEBIG agrees not to sell directly or
     ----------------------------------
     indirectly radioactive sources produced on the manufacturing line on which the Product for NOVOSTE is manufactured.

7.   Insurance. BEGBIG is obliged to maintain a reasonale damage insurance for
     ---------
     the Product manufacturing line insuring against damages covering the risks of fire, water damage, storm

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     ________________________________________________________________________
    |                                                                        |
    | *****Certain information on this page has been omitted and filed       |
    | separately with the Securities and Exchange Commission. Confidential | | treatment has been requested with respect to the omitted portions. |
    |________________________________________________________________________|




     and hail and theft with breaking and entering. BEBIG also maintains all necessary insurance coverage under the German Atomic Law for the manufacturing facility.

(S)3 Remuneration and Payment Terms

1.   Price: NOVOSTE agrees to pay the prices (collectively referred to as the
     -----
     "Price or Prices") according to the following price schedule:

                        in 30 mm    in 40 mm    in 60 mm
                        packaging   packaging   packaging
                        ---------   ---------   ---------

                                    *****

     In the event of an increase in material costs, BEBIG may add to the Prices increases in material cost, after such cost increases exceed 5 % during any one year period of the Agreement . BEBIG shall provide NOVOSTE with evidence for such price increase.

     Prices are ex works BEBIG's manufacturing facility Berlin (INCOTERMS), including packaging and ensuring product is cleared for export but excluding taxes if any. NOVOSTE agrees to pay for reasonable shipping costs for such deliveries.

2.   Payment Guarantee: NOVOSTE guarantees the following minimum annual payments
     -----------------
     (collectively referred to as "Annual Guaranteed Payment"), for all purchases of Products of NOVOSTE to BEBIG during the term of this
     Agreement:

            Year    Annual Guaranteed payment
            ----    -------------------------

            2001
            2002             *****
            2003
            2004

      During the respective calendar year payments of the invoiced Price shall be credited against the Annual Guaranteed Payment commitment until the remaining balance equals zero. In case NOVOSTE may order less Seed-Trains than prepaid by the Annual Guaranteed Payment commitment the remaining balance of the respective Annual Guaranteed Payment shall be due and payable, in full, by NOVOSTE to BEBIG, 30 days after the end of the one-year contract period.

      In the event that the three month purchase orders are less than the prorated Guaranteed Payment, NOVOSTE and BEBIG shall in good faith negotiate an appropriate prepayment or mutually acceptable alternative.

      All Seed-train revenues resulting from deliveries in 2001 which are in excess of the Annual Guaranteed Payment for 2001 can be credited against the Guaranteed Payment of the year 2002.

      In the event both parties have entered into a new development and manufacturing agreement for a new source by the end of year 2002 the Annual Guaranteed Payment commitments for the years 2003 and 2004 under this Agreement shall be the payment commitments for the new agreement.

3.    Surcharge: BEBIG will make a substantial investment in the Sr-90 seed
      ---------
      production line upon the execution of this Agreement to ensure continuous production for a period of four (4) years. NOVOSTE agrees to pay a surcharge of ***** for the first ***** seeds (total: *****) delivered after the execution of this Agreement to cover a part of BEBIG's investment costs. This surcharge will not be credited against the Annual Guaranteed Payments and will be charged separately.

4.    Payment terms: Payment shall be due within 30 days after receiving an
      --------------
      invoice from BEBIG. The payment shall be made free of charge to account
      no. ***** at the Commerzbank Berlin, code no.   *****.

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     ________________________________________________________________________
    |                                                                        |
    | *****Certain information on this page has been omitted and filed       |
    | separately with the Securities and Exchange Commission. Confidential | | treatment has been requested with respect to the omitted portions. |
    |________________________________________________________________________|

(S)4  Warranty

1.   Warranties: BEBIG warrants and represents that the Product when delivered
     ----------
     to NOVOSTE will meet all Product specifications and be free from defects and unreasonable hazards in material and workmanship and conform to applicable specifications and to contract requirements.

2.   Warranty Period: During a period of twelve (12) month following the Date of
     ---------------
     Delivery (referred to as the "Warranty Period") BEBIG agrees to replace at its own expenses any defective Product which has been returned to BEBIG by NOVOSTE. This provision does not apply to any defective Product that will be returned after expiration of the Warranty Period.

3.   Occurrence of any Defective Product: NOVOSTE is obliged to immediately
     -----------------------------------
     notify BEBIG in writing upon becoming aware of any potentially defective source train. In such case the two companies agree to mutually determine the cause of defect and work in good faith to identify the root cause.

4.   Exclusions of Warranty: Any warranty is excluded with respect to defects
     ----------------------------
     caused in BEBIG's reasonable opinion by (i) accident, abuse, alteration, misuse or neglect, (ii) failure to use Products under normal operating conditions or environment, , (iii) (iv) failure to use or take any proper precautions under the circumstances, (v) user modification of any Product.


(S)5 Terms of Disposal

1.   Disposal Obligation: BEBIG will, on NOVOSTE's request, take back Seed-
     -------------------
     Trains for final disposal at a flat rate of ***** per seed. The flat rate shall be valid for disposal of a total of ***** seeds, however, BEBIG shall not be required, at the ***** rate, to dispose of more than 6000 seeds per year. For any additional seeds disposed by BEBIG, the flat rate will be *****. However, NOVOSTE is not obliged to send Seed-Trains back to BEBIG for disposal. BEBIG agrees not to reuse Seed-Trains returned for disposal.

2.   Duration: The disposal obligation by BEBIG as stated above, shall be in
     --------
     effect for a period of 18 months after termination of this Agreement.


(S)6 Force Majeure

1.   Force Majeure: The performance of a Party, required by this Agreement,
     -------------
     shall be extended by a reasonable period of time if such performance of the respective Party is impeded by an unforeseeable event beyond such Party's control, which shall include but not be limited to acts of God, industrial actions, riots, wars, embargo or requisition (acts of government).

2.   Notification: In case of Force Majeure, each Party shall promptly notify
     ------------
     and furnish the other Party in writing with all relevant information thereto and the Parties shall negotiate in good faith appropriate solutions.


(S)7 Term and Termination

1.   Term of the Agreement: The Agreement shall be valid for a period of four
     ---------------------
     (4) years (referring to as the "Initial Term") beginning from the date of Execution of this Agreement (referred to as "Effective Date"). The Agreement will automatically be extended for a period of one (1) year (referred to as "Extended Term") unless written cancellation is given by either party six (6) month before the end of the Initial Term or any Extended Term (collectively referred to as "Term"). During the Extended Term the terms and conditions as of the last year of the Initial Term shall apply.

2.   Line Decontamination and Disposal: After termination of this Agreement and
     ---------------------------------
     provided that both parties will not enter into an Agreement to continue the production of the Product, then NOVOSTE agrees to pay BEBIG the costs to decontaminate the strontium 90 line assets, up to a maximum of US$250,000.

3. At the time of termination of this agreement, BEBIG will grant to NOVOSTE a fully paid, non-exclusive and non-transferable license to all its know-how and intellectual property used in the design and manufacture of the Seed trains. NOVOSTE will not assign these rights to any third party, however, NOVOSTE may permit a third party manufacturer to utilize the said know-how and intellectual property for the sole purpose of manufacturing product for NOVOSTE.

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4.   In case of material breach of this agreement caused by BEBIG, NOVOSTE will give written notice to BEBIG within 30 days. If such breach is not cured by reasonable measures by BEBIG within 90 days from the date of notice, then NOVOSTE may permit a third party manufacturer to utilize the said know-how and intellectual property for the sole purpose of manufacturing product for NOVOSTE.

(S)8 Confidential Information

     Each party promises to hold in confidence any confidential information disclosed by the other party in the execution of this Agreement and the Previous Agreements and not provide such information to third parties, during this Agreement and for a period of two (2) years after its termination. Neither party shall have the right to use the confidential information given to the other party for any purposes other than those of this Agreement. The confidential information and all copies or part or all thereof, shall be and remain the exclusive property of the disclosing party.

(S)9 Miscellaneous

1.   Amendments: This Agreement may only be amended or modified at any time and
     ----------
     in all respects by an instrument in writing executed by NOVOSTE and BEBIG.

2.   Notices: Any notices or other communications required or permitted
     -------
     hereunder shall be sufficiently given if delivered personally or sent by registered or certified mail, postage prepaid, addressed to:

          To NOVOSTE:    NOVOSTE Corporation
                         3890 Steve Reynolds Boulevard
                         Norcross, GA 30093
                         Attn: Don Webber

          To BEBIG:      BEBIG Isotopen- und Medizintechnik GmbH
                         Robert-Rossle-Str. 10
                         D-13125 Berlin
                         Attn: Dr. Andre Heb

     or to such other address as shall be furnished in writing by a party to the other and shall be deemed to have been given as of the date so personally delivered or three (3) days after being deposited in the United States mail, postage pre-paid, as the case may be.


3.   Governing Law: It is the intention of the parties the laws of the Federal
     -------------
     Republic of Germany, both substantive and remedial, should govern the validity of this Agreement, the construction of its terms and the interpretation of its rights and duties of the parties.

4.   Execution of Counterparts: This Agreement may be executed in counterparts,
     -------------------------
     each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

5.   Succession: All the terms and provisions of this Agreement shall be binding
     ----------
     upon and inure to the benefit of, and be enforceable by, BEBIG and NOVOSTE and their successors and valid assigns.

6.   Entire Understanding: This Agreement constitutes the entire agreement
     --------------------
     between the parties hereto, and there are no agreements, understandings, restrictions, warranties or representations between the parties other than those set forth herein.

7.   Severability: Should any provision of this Agreement be or become invalid
     ------------
     or void, the remaining provisions will continue to be in effect. Invalid or void provisions are to be replaced by such provisions that will fulfil the intent of the parties and the economic purpose of this Agreement in a legally binding form.

8.   Adverse Regulatory Events: Bebig agrees to inform Novoste immediately in
     -------------------------
     writing upon receipt of any information regarding any adverse regulatory event that holds any potential to interfere with production schedules or specification changes

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     NOVOSTE:                               BEBIG:



     Date: 14 June 2001                     Date: 20 June 2001
           -------------------------              --------------------


     /s/ Donald J. Webber                   /s/ Dr. Andre Heb
     -------------------------------        -----------------
     Donald J. Webber                       Dr. Andre Heb
     Vice President of Manufacturing        General Manager


                                            /s/ Dr. Gunnar Mann
                                            -------------------
                                            Dr. Gunnar Mann
                                            General Manager

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